Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.


                                                Reduction             Reduction
                                           to Accumulated    to Accumulated Net
                                           Net Investment         Realized Loss
                                                   Income        on Investments
                                        ---------------------------------------
                                              $30,948,036           $30,948,036



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.


                                                                      Reduction
                                       Reduction             to Accumulated Net
                               to Accumulated Net                 Realized Loss
                               Investment Income                 on Investments
                        -------------------------------------------------------
                                          $5,994                         $5,994



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.


                                         Increase                   Increase to
                                   to Accumulated               Accumulated Net
                                   Net Investment                 Realized Loss
                                           Income                on Investments
                                -----------------------------------------------
                                         $197,270                      $197,270



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.





                                                                      Reduction
                                        Reduction            to Accumulated Net
                               to Accumulated Net                 Realized Loss
                                Investment Income                on Investments
                             --------------------------------------------------
                                         $647,381                      $647,381



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.






                                                                   Reduction to
                                                Reduction       Accumulated Net
                      Reduction        to Accumulated Net         Realized Loss
             to Paid-in Capital           Investment Loss        on Investments
         ----------------------------------------------------------------------
                  $226,596,595                   $882,140          $225,714,455



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

                                            Reduction                 Reduction
                                       to Accumulated        to Accumulated Net
                      Increase         Net Investment             Realized Loss
            to Paid-in Capital                 Income            on Investments
        -----------------------------------------------------------------------
                      $226,161             $9,981,993                $9,755,832



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.




                                            Reduction                 Reduction
                                       to Accumulated        to Accumulated Net
              Reduction to Paid-in     Net Investment          Realized Loss on
              Capital                          Income               Investments
            -------------------------------------------------------------------
                       $22,697,932        $38,411,326               $61,109,258



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.




                                                                   Reduction to
                          Reduction to       Increase to        Accumulated Net
                          Paid-in        Accumulated Net          Realized Loss
                          Capital      Investment Income         on Investments
                        -------------------------------------------------------
                          $114                       $6                    $108



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

                                                                   Reduction to
                                        Reduction to            Accumulated Net
                                     Accumulated Net              Realized Loss
                                   Investment Income             on Investments
                                -----------------------------------------------
                                             $60,462                    $60,462



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.



                                                                      Reduction
                                        Reduction            to Accumulated Net
                               to Accumulated Net                 Realized Gain
                                  Investment Loss                on Investments
                                -----------------------------------------------
                                           $1,386                        $1,386



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.





    Reduction        Reduction to Accumulated      Reduction to Accumulated Net
    to Paid-in Capital  Net Investment Income      Realized Loss on Investments
  -----------------------------------------------------------------------------
    $119                           $3,606,257                        $3,606,376